Exhibit 10.7
AMB PROPERTY II, L.P.
FIRST AMENDMENT TO
FOURTEENTH AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
     This First Amendment (this “Amendment”) is made as of January 1, 2008, by AMB PROPERTY HOLDING CORPORATION, a Maryland corporation, as general partner (the “General Partner”) of AMB PROPERTY II, L.P., a Delaware limited partnership (the “Partnership”), and as attorney-in-fact for each of the limited partners of the Partnership (collectively, the “Limited Partners”) for the purpose of amending the Fourteenth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of February 22, 2007 (the “Partnership Agreement”). All defined terms used herein but not defined herein have the meanings assigned to them in the Partnership Agreement.
     WHEREAS, AMB Property III, LLC (f/k/a Texas AMB I, LLC), a Delaware limited liability company, was a party to the Partnership Agreement as General Partner of the Partnership holding approximately 1% of the partnership interests of the Partnership;
     WHEREAS, effective as of January 1, 2008, AMB Property Holding Corporation acquired the entire general partnership interest of AMB Property III, LLC (f/k/a Texas AMB I, LLC) in and to the Partnership;
     WHEREAS, as the successor-in-interest to AMB Property III, LLC (f/k/a Texas AMB I, LLC)’s general partnership interest in and to the Partnership, AMB Property Holding Corporation desires to acknowledge and confirm it has assumed all right, title and interest in and to the entire general partnership interest in and to the Partnership and agrees to be bound by the provisions in the Partnership Agreement as General Partner and to perform all obligations of the General Partner thereunder;
     WHEREAS, the Partnership repurchased all of its outstanding 8.00% Series I Cumulative Redeemable Preferred Limited Partnership Units as of April 17, 2007;
     WHEREAS, the General Partner desires to amend Exhibit A to the Partnership Agreement to reflect the transactions described above.
     NOW THEREFORE, in consideration of the mutual agreements set forth herein, pursuant to Sections 2.4 and 7.3(D) of the Partnership Agreement, the General Partner, on its own behalf and as attorney-in-fact for the Limited Partners, hereby amends the Partnership Agreement as follows:
Section 1. Acknowledgement of General Partner.
     AMB Property Holding Corporation acknowledges and confirms that it has assumed all right, title and interest in and to the entire general partnership interest in and to the Partnership from Texas AMB I, LLC and agrees to be bound by the provisions in the Partnership Agreement as General Partner and to perform all obligations of the General Partner thereunder.

Section 2. Amendments to the Partnership Agreement.
     Exhibit A to the Partnership Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.
Section 3. Miscellaneous.
     3.1 Governing Law. This Amendment shall be construed under and governed by the internal laws of the State of Delaware without regard to its conflicts of laws provisions.
     3.2 Amendments. This Amendment may not be amended or modified except by a writing duly and validly executed by each party hereto.
Section 4. Partnership Agreement.
     The Partnership Agreement and this Amendment shall be read together and shall have the same effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above by their duly authorized representatives.

GENERAL PARTNER: AMB PROPERTY HOLDING CORPORATION, a Maryland corporation
By:	/s/ Thomas S. Olinger
	Name:	Thomas S. Olinger
	Title:	Chief Financial Officer

LIMITED PARTNERS: AMB PROPERTY HOLDING CORPORATION, a Maryland corporation, as attorney-in-fact for each of the Limited Partners
By:	/s/ Thomas S. Olinger
	Name:	Thomas S. Olinger
	Title:	Chief Financial Officer

EXHIBIT A
PARTNERS, CONTRIBUTIONS, AND PARTNERSHIP INTERESTS
I. Common Units

			Agreed Value of			Percentage	Common
	Contribution	Cash	Contributed	Total	Partnership	Interest	Percentage
Name of Partner	Date	Contributions	Property	Contributions	Units	in Class	Interest

Class A Common Units

General Partner:
AMB Property Holding Corporation	11/26/97	—	$3,626,023	$3,626,023	172,668	—	—
AMB Property Holding Corporation	12/31/01	—	($3,626,023)	($3,626,023)	(172,668)	—	—

Texas AMB I, LLC	12/31/01	—	$3,626,023	$3,626,023	172,668	—	—

Texas AMB I, LLC	1/1/08	—	($3,626,023)	($3,626,023)	(172,668)	—	—
AMB Property Holding Corporation	1/1/08	—	$3,626,023	$3,626,023	172,668	.99624%	.92878%

Limited Partners:
AMB Property, L.P.	11/26/97	—	$358,976,301	$358,976,301	17,094,110	98.62717%	91.94948%
	06/30/98	—	$1,161,489	$1,161,489	47,602	.27465%	.25605%
	7/20/05	—	$544,704	$544,704	17,670	.10195%	.09505%

Total Class A Common Units		—	$364,308,517	$364,308,517	17,332,050	100.0000%	93.22936%

Class B Common Units
Fred Shepherd, LLC	11/14/03	—	$2,307,918	$2,307,918	74,868	—	—
Fred Shepherd, LLC	11/14/03	—	($2,307,918)	($2,307,918)	(74,868)	—	—
East Grand Business Center Partnership, L.P.	11/14/03	—	$2,178,817	$2,178,817	70,680	—	—
East Grand Business Center Partnership, L.P.	11/14/03	—	($2,178,817)	($2,178,817)	(70,680)	—	—
Paul Shepherd	11/14/03	—	$1,314,010	$1,314,010	42,626	3.38647%	.22929%
Virginia Shepherd (Trust)	11/14/03	—	$544,704	$544,704	17,670	—	—
John French	11/14/03	—	$1,858,715	$1,858,715	60,296	4.79029%	.32433%
Jack Woodruff (Trust)	11/14/03	—	$769,306	$769,306	24,956	1.98266%	.13424%
Virginia Shepherd (Trust)	7/20/05	—	($544,704)	($544,704)	(17,670)	—	—
J.A. Green Development Corp.	11/01/06	—	$31,117,860	$31,117,860	552,515	43.89523%	2.97199%
JAGI, Inc.	11/01/06	—	$32,571,170	$32,571,170	578,320	45.94534%	3.11079%

Total Class B Common Units		—	$67,631,061	$67,631,061	1,258,713	100.0000%	6.77064%

Total Combined Common Units		—	$431,939,578	$431,939,578	18,590,763	100.0000%	100.0000%

EXHIBIT A
PARTNERS, CONTRIBUTIONS, AND PARTNERSHIP INTERESTS
II. Series C Preferred Units

			Agreed Value of
	Contribution	Cash	Contributed	Total	Series C	Percentage
Name of Partner	Date	Contributions	Property	Contributions	Partnership Units	Interest

Limited Partner:
Belcrest Realty Corporation	11/24/98	$24,000,000	—	$24,000,000	480,000	21.81818%
Belair Real Estate Corporation	11/24/98	$86,000,000	—	$86,000,000	1,720,000	78.18182%
Belcrest Realty Corporation	2/23/99	$19,050,000	—	$19,050,000	381,000	17.31818%
Belair Real Estate Corporation	2/23/99	($19,050,000)	—	($19,050,000)	(381,000)	(17.31818%)
Belcrest Realty Corporation	4/29/99	$11,950,000	—	$11,950,000	239,000	10.86364%
Belair Real Estate Corporation	4/29/99	($11,950,000)	—	($11,950,000)	(239,000)	(10.86364%)
Argosy Realty Corporation	7/9/99	$1,625,300	—	$1,625,300	32,506	1.47755%
Belmar Realty Corporation	7/9/99	$1,625,300	—	$1,625,300	32,506	1.47755%
Belport Realty Corporation	7/9/99	$1,625,300	—	$1,625,300	32,506	1.47755%
Belrieve Realty Corporation	7/9/99	$1,625,300	—	$1,625,300	32,506	1.47755%
Belair Real Estate Corporation	7/9/99	($6,501,200)	—	($6,501,200)	(130,024)	(5.91018%)
Belcrest Realty Corporation	7/28/99	$15,000,000	—	$15,000,000	300,000	13.63636%
Belair Real Estate Corporation	7/28/99	($15,000,000)	—	($15,000,000)	(300,000)	(13.63636%)
Belmar Realty Corporation	3/17/00	($1,625,300)	—	($1,625,300)	(32,506)	(1.47755%)
Belcrest Realty Corporation	3/17/00	($12,500,000)	—	($12,500,000)	(250,000)	(11.36364%)
Belair Real Estate Corporation	3/17/00	$14,125,300	—	$14,125,300	282,506	12.84118%
Belair Real Estate Corporation	12/19/00	$1,625,300	—	$1,625,300	32,506	1.47755%
Altavera Realty Corporation, formerly known as Belrieve Realty Corporation	12/19/00	($1,625,300)	—	($1,625,300)	(32,506)	(1.47755%)
Belport Realty Corporation	3/14/01	($1,625,300)	—	($1,625,300)	(32,506)	(1.47755%)
Belair Real Estate Corporation	3/14/01	$1,625,300	—	$1,625,300	32,506	1.47755%
Argosy Realty Corporation	12/5/01	($1,625,300)	—	($1,625,300)	(32,506)	(1.47755%)
Belair Real Estate Corporation	12/5/01	($50,874,700)	—	($50,874,700)	(1,017,494)	(46.24972%)
Belcrest Realty Corporation	12/5/01	($57,500,000)	—	($57,500,000)	(1,150,000)	(52.27272%)
Total Series C Preferred Units		0	—	0	0	000.0000%

III. Series D Preferred Units

			Agreed Value of
	Contribution	Cash	Contributed	Total	Series D	Percentage
Name of Partner	Date	Contributions	Property	Contributions	Partnership Units	Interest
Limited Partner:
J.P. Morgan Mosaic Fund, LLC	5/5/99	$79,766,850	—	$79,766,850	1,595,337	100.0000%
J.P. Morgan Mosaic Fund, LLC	12/31/01	($79,766,850)	—	($79,766,850)	(1,595,337)	(100.0000%)
JPM Mosaic I REIT, Inc.	12/31/01	$79,766,850	—	$79,766,850	1,595,337	100.0000%
JPM Mosaic I REIT, Inc.	1/29/07	($79,766,850)	—	($79,766,850)	(1,595,337)	(100.0000%)
JP Morgan Securities, Inc.	1/29/07	$79,766,850	—	$79,766,850	1,595,337	100.0000%

Total Series D Preferred Units		$79,766,850	—	$79,766,850	1,595,337	100.0000%

IV. Series E Preferred Units

			Agreed Value of
	Contribution	Cash	Contributed	Total	Series E
Name of Partner	Date	Contributions	Property	Contributions	Partnership Units	Percentage Interest
Limited Partner:
Fifth Third Equity Exchange Fund 1999, LLC	8/31/99	$11,022,000	—	$11,022,000	220,440	100.0000%
Fifth Third Equity Exchange Fund 1999, LLC	6/30/06	($11,022,000)	—	($11,022,000)	(220,440)	(100.0000%)

Total Series E Preferred Units		0	—	0	0	000.0000%

V. Series F Preferred Units

			Agreed Value of
	Contribution	Cash	Contributed	Total	Series F
Name of Partner	Date	Contributions	Property	Contributions	Partnership Units	Percentage Interest
Limited Partner:
Bailard, Biehl & Kaiser Technology Exchange Fund, LLC	3/22/00	$19,871,950	—	$19,871,950	397,439	100.0000%
Bailard, Biehl & Kaiser Technology Exchange Fund, LLC	7/31/02	($6,500,000)	—	($6,500,000)	(130,000)	(32.70942%)
Bailard, Biehl & Kaiser Technology Exchange Fund, LLC	7/14/03	($3,300,000)	—	($3,300,000)	(66,300)	(16.60632%)
Bailard Technology Exchange Fund, LLC (formerly Bailard, Biehl & Kaiser Technology Exchange Fund, LLC)	9/21/06	($10,071,950)	—	($10,071,950)	(201,139)	(50.60877%)

Total Series F Preferred Units		0	—	0	0	000.0000%

VI. Series G Preferred Units

			Agreed Value of
	Contribution	Cash	Contributed	Total	Series G
Name of Partner	Date	Contributions	Property	Contributions	Partnership Units	Percentage Interest
Limited Partner:
Bailard, Biehl & Kaiser Technology Exchange Fund, LLC	8/29/00	$1,000,000	—	$1,000,000	20,000	100.0000%
Bailard, Biehl & Kaiser Technology Exchange Fund, LLC	7/31/02	($1,000,000)	—	($1,000,000)	(20,000)	(100.0000%)

Total Series G Preferred Units		0	—	0	0	000.0000%

VII. Series H Preferred Units

			Agreed Value of
	Contribution	Cash	Contributed	Total	Series H
Name of Partner	Date	Contributions	Property	Contributions	Partnership Units	Percentage Interest
Limited Partner:
J.P. Morgan Mosaic Fund IV, LLC	9/1/00	$42,000,000	—	$42,000,000	840,000	100.0000%
J.P. Morgan Mosaic Fund IV, LLC	12/31/01	($42,000,000)	—	($42,000,000)	(840,000)	(100.0000%)
JPM Mosaic IV REIT, Inc.	12/31/01	$42,000,000	—	$42,000,000	840,000	100.0000%
JPM Mosaic IV REIT, Inc.	3/21/06	($42,000,000)	—	($42,000,000)	(840,000)	100.0000%

Total Series H Preferred Units		0	—	0	0	000.0000%

VIII. Series I Preferred Units

			Agreed Value of
	Contribution	Cash	Contributed	Total	Series I
Name of Partner	Date	Contributions	Property	Contributions	Partnership Units	Percentage Interest
Limited Partner:
J.P. Morgan Chase Mosaic Fund V, LLC	3/21/01	$25,500,000	—	$25,500,000	510,000	100.0000%
J.P. Morgan Chase Mosaic Fund V, LLC	12/31/01	($25,500,000)	—	($25,500,000)	(510,000)	(100.0000%)
JPM Mosaic V REIT, Inc.	12/31/01	$25,500,000	—	$25,500,000	510,000	100.0000%
JPM Mosaic V REIT, Inc.	4/17/07	($25,500,000)	—	($25,500,000)	(510,000)	(100.0000%)

Total Series I Preferred Units		0	—	0	0	000.0000%

IX. Series N Preferred Units

			Agreed Value of
	Contribution	Cash	Contributed	Total	Series N
Name of Partner	Date	Contributions	Property	Contributions	Partnership Units	Percentage Interest
Limited Partner:
Robert Pattillo Properties, Inc.	9/24/04	—	$36,479,100	$36,479,100	729,582	100.0000%
Robert Pattillo Properties, Inc.	1/27/06	—	($36,479,100)	($36,479,100)	(729,582)	100.0000%

Total Series N Preferred Units		—	0	0	0	000.0000%

Total All Series of Preferred Units		$105,266,850	0	$105,266,850	2,105,337	100.0000%